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                               Asta Funding, Inc.
                           Form 10-QSB March 31, 2000
                                  Exhibit 10.8


                               AMENDMENT NO. 3 TO
                            STOCK PURCHASE AGREEMENT


         AMENDMENT NO. 3, dated as of April 10, 2000 (this "Amendment"), to the STOCK PURCHASE AGREEMENT, dated as of February 14, 2000 (the "Agreement"), by and between SMALL BUSINESS RESOURCES, INC., a Georgia corporation (the "Seller"), and ASTA FUNDING.COM, LLC (the "Purchaser"). Terms with initial capital letters used herein without definition shall have the meanings set forth in the Agreement.

         WHEREAS, the Seller and the Purchaser have agreed to amend the Agreement subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

                                    ARTICLE I
                                    ---------

                                   Definitions
                                   -----------

         Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II
                                   ----------

                                   Amendments
                                   ----------

         Section 2.01. Amendment to the Agreement. Section 1.1(a) of the Agreement, effective as of the date hereof, is amended as follows:

         (a) Subject to the terms and conditions of this Agreement, the Seller agrees to sell and the Purchaser agrees to purchase (i) 3,405,183 shares of the Seller's common stock, (ii) options to purchase 322,500 shares of the Seller's common stock, exercisable at $.01 per share, on terms substantially similar to the Seller's presently outstanding options, and (iii) 51% of the Seller's Hispanic program, when established (the "Purchased Shares"). The options issued hereunder shall not be exercisable unless any of the presently outstanding options are exercised and shall terminate to the same extent that any of the presently outstanding options expire unexercised. The parties hereto agree that in consideration of the Purchased Shares the Purchaser will invest $750,000 in the Seller and lend the Seller $1,750,000 (the "Buyer Loans"), to be paid to the

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Seller as follows (each a "Closing"): (i) $250,000 as a Buyer Loan to the Seller
on February 14, 2000 (the "Initial Closing"); (ii) $250,000 as a Buyer Loan to the Seller on February 28, 2000 (the "Second Closing"); (iii) $250,000 as a
Buyer Loan to the Seller on April 10, 2000 (the "Third Closing"); (iv) $250,000 as a Buyer Loan to the Seller on May 3, 2000 (the "Fourth Closing") and (v) $500,000 as a Buyer Loan to the Seller by May 15, 2000; provided, however, the Seller has delivered to the Purchaser the Tax Returns of the Seller for fiscal year 1999 and an opinion of counsel regarding the Seller's compliance with the laws of the State of Georgia, the Bulk Sales Act and related law of the State of Georgia and the "Blue Sky" laws of the State of Georgia by May 15, 2000, subject to the satisfaction of the Purchaser (the "Fifth Closing"), or all further obligations of the Seller and the Purchaser arising under this Agreement shall terminate; and (vi) $750,000 in cash and $250,000 as a Buyer Loan to the Seller within six months of the Initial Closing (the "Sixth Closing"). Of the Buyer Loans, an aggregate of $1,750,000 is to be a loan on the books of the Seller as follows: (i) a $1,500,000 loan to the Seller; (ii) a $150,000 loan to Women Inc.Com ("Women, Inc."), a majority owned subsidiary of the Seller; and (iii) a $100,000 as a loan for use in the Seller's Hispanic program (the "Hispanic Program," and, together with Women, Inc., the "Subsidiaries"), which will become a subsidiary of the Seller (the "Purchase Price").

                                   ARTICLE III
                                   -----------

             Ratifications, Representations, Warranties and Covenant
             -------------------------------------------------------

         Section 3.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. The Seller and the Purchaser agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         Section 3.02. Representations and Warranties. The Seller hereby represents and warrants to the Purchaser that the execution, delivery and performance of this Amendment executed and/or delivered in connection herewith, has been authorized by all requisite corporate action on the part of the Seller and will not violate the Articles of Incorporation or Bylaws of the Seller.


                                   ARTICLE IV
                                   ----------

                                  Miscellaneous
                                  -------------

         Section 4.01. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by Purchaser shall affect the representations and warranties or the right of Purchaser.

                                       2
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         Section 4.02. Reference to Agreement. The Agreement and any and all
other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 4.03. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 4.04. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 4.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Seller and the Purchaser and their respective successors and assigns; provided, however, that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of their rights or obligations hereunder without the prior consent of the Seller.

         Section 4.06. Counterparts. This Amendment maybe executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 4.07. Effect of Waiver. No consent or waiver, express or implied, by the Purchaser to or of any breach of or deviation from any covenant or condition of the Agreement or duty shall be deemed a consent or waiver to or of any other breach of or deviation from the same or any other covenant, condition or duty. No failure on the part of the Purchaser to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Amendment or the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Amendment or Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 4.08. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 4.09. NO ORAL AGREEMENTS. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE COMPANY AND THE ADVISOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE COMPANY AND THE ADVISOR.

                                       3

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         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                        SMALL BUSINESS RESOURCES, INC.


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        ASTA FUNDING.COM, LLC


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title: